UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 22, 2021
Date of report (Date of earliest event reported)

PROTO LABS, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-35435	41-1939628
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of Principal Executive Offices)	(Zip Code)

(763) 479-3680
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.      Completion of Acquisition or Disposition of Assets.

As previously announced, on January 18, 2021, Proto Labs, Inc. (the “Company”) entered into Agreement and Plan of Merger (the “Agreement”) by and among the Company, 3D Hubs, Inc., a Delaware corporation (“3D Hubs”), Lithium Merger Sub I, Inc., a Delaware corporation and wholly owned Subsidiary of the Company (“Merger Sub I”), Lithium Merger Sub II, Inc., a Delaware corporation and wholly owned Subsidiary of the Company (“Merger Sub II”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative for the Securityholders (the “Securityholder Representative”). The parties completed the acquisition on January 22, 2021. Pursuant to the Agreement, the Company acquired 3D Hubs in exchange for aggregate consideration of approximately $280 million, consisting of $130 million in cash and $150 million in the Company’s common stock (the “Company Common Stock”). Up to an additional $50 million of contingent consideration is payable subject to the satisfaction of performance-based targets during fiscal year 2021 and fiscal year 2022 after closing, consisting of up to $25 million in cash and up to $25 million in Company Common Stock (the “Earnout Consideration”). The Company issued the shares of Company Common Stock described herein in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Under the terms of the Agreement, the Company has agreed to file a Resale Registration Statement on Form S-3 on February 16, 2021, covering the resale of the Company Common Stock issued in connection with the Stock Consideration and the maximum possible number of shares of Company Common Stock to be issued in connection with the Earnout Consideration.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which was previously filed as Exhibit 2.1 to the Company’s Form 8-K (File No. 001-35435), filed with the Commission on January 19, 2021, and incorporated by reference herein.

Item 3.02.     Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of the Company issued as part of the Agreement will not initially be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01.      Other Events.

On January 25, 2021, the Company issued a press release announcing the closing of the transactions under the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Proto Labs, Inc. dated January 25, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTO LABS, INC.

Date: January 25, 2021
	By:	/s/ Victoria M. Holt
Victoria M. Holt
President and Chief Executive Officer

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